UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

KORN/FERRY INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California 90067
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 5, 2007, Korn/Ferry International (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a stock repurchase program authorized by the Company’s Board of Directors on November 2, 2007 to acquire in open market or private transactions, from time-to-time and in accordance with applicable laws, rules and regulations, up to $50 million of the Company’s common stock. This $50 million common stock repurchase program is in addition to the Company’s currently-existing stock repurchase programs authorized by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1     Press Release, dated November 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)
Date: November 5, 2007	/s/ Gary D. Burnison
(Signature)
Name: Gary D. Burnison
Title: Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 5, 2007.